                                                                     EXHIBIT 4.1



                              BIG 5 SPORTING GOODS

     NUMBER                                                          SHARES

     BGFV


INCORPORATED UNDER THE LAWS                             CUSIP 08915P 10 1
 OF THE STATE OF DELAWARE                    SEE REVERSE FOR CERTAIN DEFINITIONS


THIS CERTIFIES THAT

                              BIG 5 SPORTING GOODS

IS THE RECORD HOLDER OF

              FULLY PAID AND NONASSESSABLE SHARES OF COMMON STOCK,
                          $.01 PAR VALUE PER SHARE, OF

--------------------    BIG 5 SPORTING GOODS CORPORATION     -------------------

transferable on the books of the Corporation by the holder hereof in person or by duly authorized Attorney upon surrender of this certificate properly endorsed. This certificate is not valid until countersigned by the Transfer Agent and Registrar.

        WITNESS the facsimile signatures of its duly authorized officers.

Dated:


/s/ GARY S. MEADE                     [SEAL]           /s/ STEVEN G. MILLER
-------------------------------                        -------------------------
SENIOR VICE PRESIDENT,                                 PRESIDENT AND CHIEF
SECRETARY AND GENERAL COUNSEL                          EXECUTIVE OFFICER



COUNTERSIGNED AND REGISTERED:
 U.S. STOCK TRANSFER CORPORATION
    TRANSFER AGENT AND REGISTRAR

BY:


AUTHORIZED SIGNATURE

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                        BIG 5 SPORTING GOODS CORPORATION

        The Corporation will furnish to any shareholder upon request and without charge a full statement of the designations, preferences, limitations, and relative rights of the shares of each class of shares authorized to be issued and the variations in the relative rights and preferences between the shares of each series of a class of shares so far as the same have been fixed and determined and the authority of the board of directors to fix and determine the relative rights and preferences of the subsequent series.

                The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

        TEN COM - as tenants in common
        TEN ENT - as tenants by the entireties
        JT TEN  - as joint tenants with right
                  of survivorship and not as
                  tenants in common

UNIF GIFT MIN ACT-                    Custodian
                   ------------------           ----------------------
                        (Cust)                          (Minor)

                   under Uniform Gifts to Minors

                  Act
                      ------------------------------------------------
                                          (State)

UNIF TRF MIN ACT-                     Custodian (until age            )
                  -------------------                      ----------
                        (Cust)

                                      under Uniform Transfers
                  -------------------
                        (Minor)

                  to Minors Act
                                -------------------------------------
                                               (State)

     Additional abbreviations may also be used though not in the above list.

     For value received,                                hereby sell, assign and
                         ------------------------------
     transfer unto

     PLEASE INSERT SOCIAL SECURITY OR OTHER
         IDENTIFYING NUMBER OF ASSIGNEE
---------------------------------------------  ---------------------------------


---------------------------------------------  ---------------------------------


--------------------------------------------------------------------------------
  PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING ZIP CODE OF ASSIGNEE

                                                                         shares
------------------------------------------------------------------------
of capital stock represented by the within Certificate and do hereby irrevocably constitute and appoint

                                                                        Attorney
-----------------------------------------------------------------------
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated                       ,                  x
      ---------------------   ---------          -------------------------------

                                               x
                                                 -------------------------------

Notice: The signature to this assignment must correspond with the name as written upon the face of the certificate in every particular, without alteration or enlargement, or any change whatsoever.

Signature(s) Guaranteed

By
   -----------------------------------------------------------------------------

THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.